Cannabis Growth Fund

Investor Class Shares

(Ticker Symbol: CANNX)

Institutional Class Shares

(Ticker Symbol: CANIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated August 25, 2020, to the

Summary Prospectus dated June 2, 2020.

Important Notice Regarding Institutional Class Shares

Effective immediately, Institutional Class Shares of the Fund are re-designated as Class I Shares. Accordingly, all references to “Institutional Class Shares” in the Summary Prospectus are replaced with “Class I Shares”. The re-designation will have no effect on the Fund’s current fee structure.

Change to Investment Minimum

Additionally, effective immediately, the investment minimums for the Fund’s Class I Shares are lowered from $100,000 to $2,500 for initial purchases and from $5,000 to $100 for subsequent purchases. All references to investment minimums for the Fund’s Class I Shares in the Summary Prospectus are updated accordingly.

Please file this Supplement with your records.